UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2010
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission file number)	33-0112644 (IRS Employer Identification No.)

133 Boston Post Road, Weston, Massachusetts (Address of principal executive offices)	02493 (Zip Code)
Registrant’s telephone number, including area code: (781) 464-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 5, 2010, our Board of Directors adopted the following amendments to our Second Amended and Restated Bylaws:
Sections 2.2, 3.1
•	The advance notice provisions reflect that stockholders may submit director nominees in compliance with Rule 14a-11 under the Securities Exchange Act of 1934.
•	Stockholders submitting director nominees or other business must remain stockholders through the applicable annual meeting.
•	The time periods for stockholders to submit director nominees or other business are adjusted if no annual meeting was held in the previous year or the date of the next annual meeting is more than 30 days before or more than 60 days after the first anniversary of the previous year’s annual meeting.
Section 4.2
•	The requirement to appoint a President in addition to a Chief Executive Officer is removed.
          The foregoing description is qualified in its entirety by reference to the marked copy of our Second Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: October 8, 2010

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment to the Second Amended and Restated Bylaws. Filed herewith.